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                                                                  Exhibit 10(g)

                               FIRST AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT


         THIS FIRST  AMENDMENT  dated as of  February  28,  1997 to  RECEIVABLES
PURCHASE  AGREEMENT  (this  "Amendment")  is  entered  into  among  AFC  FUNDING
CORPORATION, an Indiana corporation (the "Seller"), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the "Servicer"), POOLED ACCOUNTS RECEIVABLE CAPITAL CORPORATION, a Delaware corporation (the "Purchaser"), and NESBITT BURNS SECURITIES INC., a Delaware corporation, as agent for Purchaser (the "Agent").


                                 R E C I T A L S
                                 ---------------

         1. The Seller, the Servicer, the Purchaser and the Agent are parties to that certain Receivables Purchase Agreement dated as of December 31, 1996 (the "Agreement").

         2. The Seller, the Servicer, the Purchaser and the Agent desire to amend the Agreement as hereinafter set forth.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

         2. Amendments to Agreement. The Agreement is amended as follows:

         2.1 Amendment to Section 1.4 (b)(ii). Clause (b)(ii) of Section 1.4 of the Agreement is amended to read as follows:

                  "(ii) subject to Section 1.4(f), if such day is not a Termination Day, remit to the Seller (a) on behalf of the Purchaser, the remainder of the percentage of such Collections, represented by the Participation; such Collections shall first be used, if the Originator or any Affiliate of the Seller is the Servicer, to pay any accrued but unpaid Servicing Fee to the Servicer and the remainder shall be automatically reinvested in Pool Receivables, and in the Related Security and Collections and other proceeds with respect thereto, and the Participation shall be automatically recomputed pursuant to Section 1.3; it being understood, that prior to remitting to the Seller the remainder of such Collections by way of reinvestment in Pool Receivables, the Servicer shall have calculated the Participation on such day, and if such Participation shall exceed 100% of the sum of the Net Receivables Pool Balance on such day plus the amount on deposit in the Liquidation Account (other than amounts transferred thereto from the Collection Account to pay Discount, the Servicing Fee and the Program Fee pursuant to the preceding paragraph (i)), such Collections shall not be remitted to the Seller but shall be transferred to the Liquidation Account for the benefit of the Purchaser in accordance with paragraph (iii) below and (b) the Seller's share of Collections;".

         2.2  Automatic Termination Events. The proviso to the first sentence of
Section 2.2 of the Agreement is amended to read as follows:

         "provided that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in subsection (g), (h), (k) or (m) of Exhibit V, the Termination Date shall occur."

         2.3 Servicing Fee: Section 4.6 of the Agreement is amended to read as follows:

                  "Section 4.6. Servicing Fee. The Servicer shall be paid a fee, through distributions contemplated by Section 1.4, equal to (a) at any time AFC or an Affiliate of AFC is the Servicer, 2% per annum of the average aggregate Outstanding Balance of all Receivables, and (b) at any time a Person other than AFC or an Affiliate of AFC is the Servicer, 110% of the Servicer's cost of acting as Servicer. The
         Servicing Fee shall not be payable to the extent funds are not available to pay the Servicing Fee pursuant to Section 1.4."

         2.4 Costs and Expenses. Section 5.4(a) of the Agreement is amended to read as follows:

                  "(a) In addition to the rights of indemnification granted under Section 3.1 hereof, the Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing of Pool Receivables) of this Agreement, the Liquidity Agreement, the Purchase and Sale Agreement and the other documents and agreements to be delivered hereunder or in connection herewith, including all reasonable costs and expenses relating to the amending, amending and restating, modifying or supplementing of this Agreement, the Liquidity Agreement, the Purchase and Sale

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

         Agreement and the other documents and agreements to be delivered hereunder or in connection herewith and the waiving of any provisions thereof, and including in all cases, without limitation, Attorney Costs for the Agent, the Purchaser, each Program Support Provider and their respective Affiliates and agents with respect thereto and with respect to advising the Agent, the Purchaser, each Program Support Provider and their respective Affiliates and agents as to their rights and remedies under this Agreement and the other Transaction Documents (provided the costs and expenses payable in connection with the administration of the Transaction Documents (excluding any costs and expenses in connection with any amendment, amendment and restatement, modification, supplement or waiver and any costs and expenses in connection with enforcement) in any year shall not exceed $25,000), and all reasonable costs and expenses, if any (including Attorney Costs), of the Agent, the Purchaser, each Program Support Provider and their respective Affiliates and agents, in connection with the enforcement of this Agreement and the other Transaction Documents."

         2.5 Default Ratio. The definition of "Default Ratio" in Exhibit I to the Agreement is amended to read as follows:

                  "'Default Ratio' means the ratio (expressed as a percentage and rounded upward to the nearest 1/100th of 1%) computed as of the last day of each calendar month by dividing (i) the aggregate Outstanding Balance of all Pool Receivables that were 91-120 days past due on such day or that would have been 91-120 days past due on such day had they not been written off the books of the Seller (the due date being determined, in each case, without reference to any extension that extends the due date to a date more than 90 days past the date such Receivable arose (provided that the determination of such due date shall include any extension that extends the due date to a date between 91 and 120 days past the date of such Receivable arose if, after giving effect to such extension, such Receivable was still an Eligible Receivable)) plus the aggregate amount of non-cash adjustments that reduced the Outstanding Balance of any Pool Receivable during such month by (ii) the aggregate amount of Pool Receivables that were generated by the Originator during the calendar month that occurred five calendar months prior to the calendar month ending on such day."

         2.6 Defaulted Receivable. Clause (ii) of the definition of Defaulted Receivable is amended by deleting the reference to "paragraph A. (g)" and inserting in its place "paragraph (g)".

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

         2.7 Delinquent Receivable. The definition of "Delinquent Receivable" in Exhibit I to the Agreement is amended to read as follows:

                  "`Delinquent Receivable' means a Receivable which is not a Defaulted Receivable as to which any payment, or part thereof, remains unpaid for more than 30 days after the due date for such payment (such due date being determined without reference to any extension that extends the due date to a date more than 90 days past the date such Receivable arose (provided that the determination of such due date shall include any extension that extends the due date to a date between 91 and 120 days past the date of such Receivable arose if, after giving effect to such extension, such Receivable was still an Eligible Receivable))."

         2.8 Eligible Contract. The definition of Eligible Contract in Exhibit I to the Agreement is amended to read as follows:

                  "Eligible Contract" means a Contract in one of the forms set forth in Schedule IV with such variations as AFC shall approve in its reasonable business judgment that shall not result in materially lesser rights for the Originator, the Seller or the Purchaser.

         2.9 Insolvency. Paragraph (g) of Exhibit V to the Agreement is amended to read as follows:

                  "(g) The Originator, ADESA Corporation, Minnesota Power & Light Company or Seller shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Originator, ADESA Corporation, Minnesota Power & Light Company or Seller seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for and substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver,

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         trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Originator, ADESA Corporation, Minnesota Power & Light Company or Seller shall take any corporate action to authorize any of the actions set forth above in this paragraph (g); or"

         2.10 Loss Reserve. The definition of Loss Reserve in Exhibit I to the Agreement is amended to read as follows:

                  "`Loss Reserve' means, for the Participation, on any date, an amount equal to the product of (a) the quotient obtained by dividing
         (i) the Loss Percentage by (y) 1 - the Loss Percentage and (b) the Investment at such time."

         2.11 Performance Guaranty. Exhibit I to the Agreement is amended by adding the following defined term in proper alphabetical order:

                  "`Performance Guaranty' means the Performance Guaranty, dated as of February 28, 1997, made by ADESA Corporation in favor of the Agent for the benefit of the Purchaser, the Agent and each Program Support Provider, as the same may be amended, supplemented or otherwise modified from time to time."

         2.12 Net Spread. Paragraph (j) of Exhibit V to the Agreement is amended to read as follows:

                  "(j) The Net Spread shall be 6% or less at any time; or"

         2.13 Net Worth. Paragraph (n) of Exhibit V to the Agreement is amended to read as follows:

                  "(n) The Tangible Net Worth of the Seller shall be less than $1,000,000 or the Tangible Net Worth of the Originator shall be less than the lesser of (i) $18,000,000 and (ii) the result of: (A) $12,000,000 plus (B) 50% of the sum of the net income of the Originator for each fiscal quarter of the Originator that, at the time of determination, has concluded for which net income of the Originator was positive, commencing with the fiscal quarter ending March 31, 1997."

         2.14 Validity of Performance Guaranty. Exhibit V to the Agreement is amended by inserting the following at the end thereof:

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

                  " ; or (q) The Performance Guaranty shall cease to be in full force and effect with respect to ADESA Corporation, ADESA Corporation shall fail to comply with or perform any provision of the Performance Guaranty, or ADESA Corporation (or any Person by, through or on behalf of ADESA Corporation) shall contest in any manner the validity, binding nature or enforceability of the Performance Guaranty with respect to ADESA Corporation".

         3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Agent and the Purchaser as follows:

                  (a) Representations and Warranties. The representations and warranties of such Person contained in Exhibit III to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

                  (b) Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

                  (c) Termination Event. No Termination Event or Unmatured Termination Event has occurred and is continuing.

         4. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Agent), in form and substance satisfactory to the Agent:

                  (a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;

                  (b) a Performance Guaranty executed by ADESA Corporation ("ADESA");

                  (c) a written statement from Moody's Investors Service, Inc. and Standard & Poor's that this Amendment will not result in a downgrade or withdrawal of the rating of the Notes;

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

                  (d) a favorable opinion of Ice Miller Donadio & Ryan, counsel to the Seller, the Servicer and ADESA, as to such matters as the Agent may request;

                  (e) a favorable opinion of Warren W. Byrd, Esq., in-house counsel for the Seller, the Servicer and ADESA, as to such matters as the Agent may request;

                  (f) such other documents and instruments as the Agent may reasonably request.

         5. Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Receivables Purchase Agreement," "this Agreement," "hereof," "herein" or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

         6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.

         8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.

                      [signature pages begin on next page]

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         IN WITNESS WHEREOF,  the parties have executed this Amendment as of the date first above written.

                                               AFC FUNDING CORPORATION


                                               By:  Jeffrey K. Harty
                                                  ------------------------------
                                                  Name:  Jeffrey K. Harty
                                                        ------------------------
                                                  Title: Chief Financial Officer
                                                        ------------------------



                                               AUTOMOTIVE FINANCE CORPORATION


                                               By:  Jeffrey K. Harty
                                                  ------------------------------
                                                  Name:  Jeffrey K. Harty
                                                        ------------------------
                                                  Title: Chief Financial Officer
                                                        ------------------------



                                               POOLED ACCOUNTS RECEIVABLE
                                               CAPITAL CORPORATION


                                               By:  Richard L. Taiano
                                                  ------------------------------
                                                  Name:  RICHARD L. TAIANO
                                                        ------------------------
                                                  Title: VICE PRESIDENT
                                                        ------------------------



                                              NESBITT BURNS SECURITIES INC.

                                               By:  Jeffrey J. Phillips
                                                  ------------------------------
                                                  Name:  Jeffrey J. Phillips
                                                        ------------------------
                                                  Title: Managing Director
                                                        ------------------------


                                               By:  Thomas C. Wright
                                                  ------------------------------
                                                  Name:  Thomas C. Wright
                                                        ------------------------
                                                  Title: Sr. Executive Vice
                                                         President
                                                        ------------------------



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